COMMITMENTS AND CONTINGENCIES - Capital commitments (Details) - Schedule of commitments to purchase certain data center equipment and construction-in-progress - Capital commitments ¥ in Thousands	Dec. 31, 2025 CNY (¥)
COMMITMENTS AND CONTINGENCIES
2026	¥ 3,265,581
2027	126,400
2028	744
2029	669
2030	299
2031 and thereafter	10
Commitments to purchase	¥ 3,393,703